UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2017

CLECO CORPORATE HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revise accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Appointment of New Chief Executive Officer
On December 21, 2017, Cleco Corporate Holdings LLC (“Cleco”) and Cleco Power LLC (“Cleco Power” and together with Cleco, the “Company”) announced that William “Bill” Fontenot has been named the Chief Executive Officer of the Company effective as of January 1, 2018 (the “Effective Date”). Since February 8, 2017, Mr. Fontenot has been serving as the interim Chief Executive Officer of Cleco Power. On the Effective Date, Mr. Fontenot will also become a member of the Board of Managers of each of Cleco and Cleco Power (“the Boards”) and serve on the Asset Management, Business Planning and Budget Review, and Governance and Public Affairs Committees. Mr. Fontenot is succeeding Peggy Scott who has been serving as Cleco’s interim Chief Executive Officer since February 8, 2017. Ms. Scott will continue her Chair position on the Boards and member position of the Governance and Public Affairs Committee of the Boards, a position she has held since April 2016.
Since April 2016, Mr. Fontenot has served as Chief Operating Officer of Cleco and Cleco Power, in addition to his more recent role as interim Chief Executive Officer of Cleco Power. Mr. Fontenot, age 54, has been employed by the Company or one of its affiliates for 31 years. Prior to serving as Chief Operating Officer, Mr. Fontenot served as Senior Vice President - Utility Operations from March 2012 through April 2016. He managed the development and restructuring efforts of generation projects valued at over $900 million, as well as led the development and construction of the $1 billion power plant, Madison 3.
As Chief Executive Officer, Mr. Fontenot will continue to receive compensation pursuant to certain plans provided by the Company, including the Company’s Long Term Incentive Plan (the “LTIP”) and the Company’s Short Term Incentive Plan (the “STIP”). Pursuant to his Employment Agreement (the “Employment Agreement”), effective January 1, 2018, Mr. Fontenot’s base salary will be $575,000 and his target award opportunity under the LTIP will be $1,250,000. The target amount for Mr. Fontenot’s annual bonus under the STIP will be increased from 50% to 80% of his base salary.
The Board of Managers of Cleco also approved a modification to the terms of Cleco’s Supplemental Executive Retirement Plan (the “SERP Amendment”) as it relates to Mr. Fontenot. Certain Cleco officers are covered by Cleco’s Supplemental Executive Retirement Plan (“SERP”), which is a non-qualified, non-contributory, defined benefit pension plan. The SERP Amendment amends the SERP by adding a provision calculating Mr. Fontenot’s benefits under the SERP.
There are no family relationships between Mr. Fontenot and any Board manager or executive officer of Cleco or Cleco Power, and Mr. Fontenot has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
The foregoing description of the Employment Agreement and the SERP Amendment should be read in conjunction with, and is qualified in its entirety by reference to, the Employment Agreement and SERP Agreement, copies of which are filed with this Current Report on Form 8-K and incorporated herein by reference as Exhibit 10.1 and Exhibit 10.2, respectively. A copy of the press release issued by the Company announcing Mr. Fontenot’s selection is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Agreement with Chief Financial Officer
On December 21, 2017, the Company entered into a Retention Bonus Agreement (the “Retention Bonus Agreement”) with Terry Taylor, the Company’s Chief Financial Officer to encourage Ms. Taylor’s continued employment with the Company while the Company seeks and transitions to a new Chief Financial Officer to succeed Ms. Taylor. Under the terms of the Retention Bonus Agreement, if Ms. Taylor remains continuously employed by the Company through December 31, 2018 (the “Retention Date”), the Company will pay to Ms. Taylor a retention bonus of $250,000. If Ms. Taylor remains employed with the Company through the Retention Date, she will also be eligible to receive additional awards under the LTIP by being treated as continuingly employed by the Company through the end of the 2017-2019 and 2018-2020 LTIP performance cycles. Assuming Ms. Taylor remains employed through the Retention Date and assuming target performance by the Company, she will earn and be paid an additional $275,000 under the LTIP.
The retention payments will not be paid if Ms. Taylor (i) voluntarily terminates her employment or (ii) is terminated by the Company without cause prior to the Retention Date. If Ms. Taylor’s employment is terminated by the Company without cause prior to the Retention Date, she will be paid the retention payments.
The foregoing description of the Retention Bonus Agreement should be read in conjunction with, and is qualified in its entirety by reference to, the Retention Bonus Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.3 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, effective as of January 1, 2018, by and between Cleco Corporate Holdings LLC, Cleco Group LLC and Cleco Power LLC and William G. Fontenot
10.2	Supplemental Executive Retirement Plan (Amended and Restated January 1, 2009), Amendment No. 4
10.3	Retention Bonus Agreement by and between Cleco Corporate Holdings LLC, Cleco Group LLC, Cleco Power LLC and Terry Taylor dated as of December 21, 2017
10.4	Press release, dated December 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATE HOLDINGS LLC

Date: December 21, 2017	By: /s/ Terry L. Taylor
Terry L. Taylor
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: December 21, 2017	By: /s/ Terry L. Taylor
Terry L. Taylor
Chief Financial Officer